Exhibit 32.1

Certification of the Chief Executive Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Quest Water Global, Inc. (the “Registrant”) on Form 10-Q for the period ended March 31, 2024 as filed with the Securities and Exchange Commission (the “Report”), I, John Balanko, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 20, 2024

By:	/s/ John Balanko
John Balanko
Chairman, President, Chief Executive Officer, Director